EXHIBIT 10.1

                  NAME OF SUBSCRIBER:__________________________________________

To:      PASHLETH INVESTMENTS LTD.
         #5 - 4360 Agar Drive
         Richmond, British Columbia
         V7B 1A3

                             SUBSCRIPTION AGREEMENT

       This Subscription Agreement (the "SUBSCRIPTION AGREEMENT") is being delivered to you in connection with the anticipated merger (the "MERGER") of Diomed Acquisition Corp., a wholly owned subsidiary of a publicly traded company (the "COMPANY") with and into Diomed, Inc., a Delaware company ("DIOMED"). Your obligation to invest in the Company shall be subject to, among other things, (i) your notification of the identity of the Company and (ii) your receipt of the Draft Form 8-K in accordance with Section 4.1 below. Until such time, Pashleth Investments Ltd. shall serve as the subscription agent of the Company (the "SUBSCRIPTION Agent") in conducting a private placement of shares of common stock of the Company (the "PRIVATE PLACEMENT"). All funds received in the Private Placement shall be held in escrow by the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (the "ESCROW AGENT") and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company at which time the securities subscribed for as further described below, shall be delivered to you. Upon the consummation of the Merger, this Agreement will be assigned to the Company by the Subscription Agent.

                                   SECTION 1.

       1.1 SUBSCRIPTION. Subject to the conditions set forth in Section 2 hereof, the undersigned, hereby subscribes for and agrees to purchase the number of shares ("SHARES") of common stock of the Company, par value $.001, indicated on page 8 hereof, on the terms and conditions described herein. The minimum number of Shares which may be purchased is 50,000. Subscriptions for lesser amounts may be accepted at the discretion of the Subscription Agent.

       1.2 PURCHASE OF SECURITIES. The undersigned understands and acknowledges that the purchase price to be remitted to the Subscription Agent in exchange for the Shares, if any, shall be US$2.00 for each Share, for an aggregate purchase price of US$_________ (the "AGGREGATE PURCHASE PRICE"). Payment for the Shares shall be made by check or wire transfer to the Escrow Agent, pursuant to the terms of the Escrow Agreement attached hereto as EXHIBIT A.

                                   SECTION 2.

       2.1    ACCEPTANCE OR REJECTION.

       (a) The undersigned and the Subscription Agent understand and agree that this subscription shall be revocable by the undersigned up until two (2) Business Days (as defined below) after a Draft Form 8-K (as defined in Section 4 hereof) is prepared and sent to the undersigned (at the address set forth below on the signature page to this Agreement) in accordance with the terms and conditions set forth in Section 4 hereof (the "REVOCATION PERIOD"). Provided that the undersigned shall not have, within the Revocation Period, delivered a written notice via facsimile to the Escrow Agent to the attention of Willie E. Dennis at (212) 407-3245, electing to withdraw his subscription, the obligation of the undersigned to purchase the Shares shall become irrevocable and the undersigned shall be legally bound to purchase the Shares subject to the terms set forth in this Agreement. "BUSINESS DAYS" shall mean from the hours of 9:00 a.m. (E.S.T.) through 5:00 p.m. (E.S.T.) of a day other than a Saturday, a Sunday or a day on which commercial banks in New York City are authorized or required to be closed.

       (b) The undersigned understands and agrees that the Subscription Agent reserves the right to reject this subscription for the Securities in whole or part in any order at any time prior to the Closing (as defined below), if, in its reasonable judgment, it deems such action in the best interest of the Subscription Agent, notwithstanding the undersigned's prior receipt of notice of acceptance of the undersigned's subscription.

       (c) In the event of the revocation of this subscription by the undersigned in accordance with Section 2.1(a), rejection by the Subscription Agent in accordance with Section 2.1(b), or if the sale of the Shares is not consummated by the Subscription Agent for any reason, this Subscription Agreement and any other agreement entered into between the undersigned and the Subscription Agent relating to this subscription shall thereafter have no force or effect, and the Subscription Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

       (d) Notwithstanding anything to the contrary contained in this Subscription Agreement, in the event that the Merger is not effective on or before the date that is sixty (60) days after the date of this Subscription Agreement, the Subscription Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

       2.2    CLOSING.

       The closing (the "CLOSING") of the purchase and sale of the Shares shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Subscription Agent, at 590 Madison Avenue, New York, New York 10022, or such other place as determined by the Subscription Agent, on the first (1st) Business Day immediately following the Revocation Period (the "CLOSING DATE") or such date as is mutually agreed to by the parties and the undersigned.

                                   SECTION 3.

       3.1    INVESTOR REPRESENTATIONS AND WARRANTIES.

       The undersigned hereby acknowledges, agrees with and represents and warrants to the Subscription Agent and its affiliates, as follows:

       (a) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

       (b) The undersigned acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("REGULATION D"). In furtherance thereof, the undersigned represents and warrants to the Subscription Agent and its affiliates as follows:

              (i) The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned's representations contained herein, the undersigned is merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

              (ii) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and contingencies and has no need for liquidity with respect to his investment in the Company;

              (iii)    ____________________    (insert    name   of    Purchaser
       Representative: IF NONE, SO STATE) has acted as the undersigned's Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Shares for the undersigned in particular; and

              (iv) The undersigned (together with his Purchaser Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Shares.

       (c) The information in the Accredited Investor Questionnaire completed and executed by the undersigned (the "ACCREDITED INVESTOR QUESTIONNAIRE") is accurate and true in all respects, and the undersigned is an "accredited investor," as that term is defined in Rule 501 of

 Regulation D.

       (d) The undersigned (and his Purchaser Representative, if any) has been furnished with (i) the Diomed Corporate Presentation (the "PRESENTATION"), (ii) an Executive Summary describing the business and operations of Diomed (the "EXECUTIVE SUMMARY"), and (iii) the Summary of Terms and Conditions for Private Placement (the "PRIVATE PLACEMENT SUMMARY", together with the Presentation and the Executive Summary, the "INVESTMENT MATERIALS").

       (e) The undersigned is not relying on the Subscription Agent or its affiliates with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with only the person(s) (if any) named as Purchaser Representative(s) herein and in the Accredited Investor Questionnaire. Each Purchaser Representative, if any, is capable of evaluating the merits and risks of an investment in the Shares as such are described in the Investment Materials, and each Purchaser Representative, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Subscription Agent or any affiliate or subsidiary thereof.

       (f) The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Shares and the components of the Shares are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("RULE 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the Shares on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement.

       (g) No representations or warranties have been made to the undersigned by the Company, Diomed or the Subscription Agent, or any of their respective officers, employees, agents, affiliates or subsidiaries, other than any representations of the Subscription Agent contained herein and in the Investment Materials, and in subscribing for Shares the undersigned is not relying upon any representations other than any contained herein or in the Investment Materials.

       (h) The undersigned understands and acknowledges that his purchase of the Shares is a speculative investment that involves a high degree of risk and the potential loss of his entire investment.

       (i) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

       (j) The undersigned understands and agrees that the certificates for the Shares shall bear, substantially, the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or
(ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

                  THE SHARES THIS CERTIFICATE REPRESENTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPTOHECATED IN THE ABSENCE OF AN EFFECTIVE REGSITRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE ACT OR AN OPINION OF COUSNEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

       (l) The foregoing representations, warranties and agreements shall survive the Closing.

                                   SECTION 4.

       4.1 PREPARATION AND DELIVERY OF THE DRAFT FORM 8-K; WITHDRAWAL OF SUBSCRIPTION. At least two (2) Business Days prior to the date of closing of the Merger, the Company shall prepare and mail to the undersigned via overnight courier or via facsimile, a draft copy of the current report on Form 8-K (the "DRAFT FORM 8-K") proposed to be filed by the Company, which shall describe the terms and conditions of the closing of the Merger, in accordance with the requirements of the Securities Exchange Act of 1934 and the Accounting and Financial Reporting Interpretations and Guidance issued by the accounting staff members of the Division of Corporate Finance of the Securities & Exchange Commission on March 31, 2001 as the same relates to "Reverse Acquisitions-Reporting Issues".

       4.2 REGISTRATION AND LOCK-UP.

       (a) The Company shall use its reasonable best efforts to file a registration statement (the "REGISTRATION STATEMENT") with the Securities & Exchange Commission (the "SEC") covering the resale of the Shares not later than 120 days after the date of closing of the Merger. The Company will maintain the effectiveness of the Registration Statement through the first (1st) anniversary of the date of closing of the Merger; PROVIDED, THAT, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any Shares, or engage in any other transaction involving or relating to the Shares, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; PROVIDED FURTHER, THAT, the Company may not so suspend the right of the undersigned pursuant to this Section 4.2(a) for more than 120 days in the aggregate. "POTENTIAL MATERIAL EVENT" means the possession by the Company of material information regarding a potential transaction beneficial to the Company or its stockholders not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company.

       (b) If the Company fails to (i) have the Registration Statement declared effective by the SEC within 240 days after the date of closing of the Merger; or
(ii) subject to Section 4.2(a), maintain the effectiveness of the Registration Statement through to the first (1st) anniversary of the date of the closing of the Merger, the Company shall be obligated to issue to the undersigned shares of its common stock equal to 1% (calculated on a fully diluted basis) of the Shares then held by the undersigned (the "PENALTY"), for each month during which such failure to file, obtain the effectiveness of, or maintain the effectiveness of the Registration Statement, as the case may be, continues. Notwithstanding the foregoing, if the undersigned is eligible to sell the Shares, pursuant to Rule 144 of the Securities Act, no portion of the Penalty shall be issuable to the undersigned.

       (c) The undersigned covenants and agrees that in the event that at any time prior to the first (1st) anniversary of the date upon which the Merger becomes effective (the "EFFECTIVE DATE") the Company offers shares of common stock of the Company (or any security convertible into shares of common stock of the Company) to the public that (i) results in net proceeds to the Company (after deducting applicable underwriting discounts and commissions) of not less than $20,000,000 in the aggregate and (ii) has an offering price of at least $2.50 per share, the undersigned will not, without the Company's prior written consent and for a period of time determined in good faith by the Board of Directors of the Company, offer, sell, transfer, pledge, hypothecate, contract to sell, grant any option for the sale of, or otherwise dispose of (collectively, a "Transfer"), directly or indirectly, any Shares; PROVIDED, HOWEVER, that in no event shall the restrictions on Transfer set forth in this
Section 4.2(b) postpone any Transfer of Shares by the undersigned beyond the second (2nd) anniversary of the Effective Date.

       4.3 USE OF PROCEEDS. The Company shall use the proceeds from the offering of the Shares for working capital, including without limitation, (i) acquisition of fiber and/or diode manufacturers; (ii) funding of the laser development project and other research and development initiatives, as approved by the Board of Directors of the Company; (iii) retirement of Diomed debt; and (iv) financing or retiring any expenses incurred in connection with the Merger and this transaction. Upon receipt of the proceeds of this transaction from the Escrow Agent, the Company shall deposit and maintain such proceeds in a separate account, which shall be released only with the explicit consent of the Board of Directors of the Company.

       4.4 INSIDER TRADING PROHIBITION; INDEMNITY. Commencing as of the date upon which the Draft Form 8-K is sent to the undersigned and until the filing by the Company of the Form 8-K with the SEC, the undersigned hereby agrees to (i) refrain from (a) engaging in any transactions with respect to the stock of the Company or securities convertible into or exchangeable or exercisable for any shares of stock of the Company, and (b) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the stock of the Company and (ii) indemnify and hold harmless the Company, the Subscription Agent, and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 4.4 by the undersigned.

       4.5 INDEMNITY. The undersigned agrees to indemnify and hold harmless the Company, the Subscription Agent, and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned's breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing, in connection with this transaction.

       4.6 MODIFICATION. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

       4.7 NOTICES. Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

       4.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts including telecopy transmissions thereof (and by different parties on separate counterparts), each of which shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

       4.9 BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

       4.10 ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Subscription Agent to the Company.

       4.11 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

       4.12 PRONOUNS. The use herein of the masculine pronouns "he," "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well, and the use herein of the singular pronoun shall be deemed to include the plural as well.

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

         IN WITNESS WHEREOF, the undersigned has executed this Agreement on the __day of ___________, 2002.

______________________                         X   $2.00 for each Share        = $_______________
     Shares subscribed for                                                          Aggregate Purchase Price




Manner in which Title is to be held (Please Check ONE):

1.       ____     Individual                                7.       ____     Trust/Estate/Pension or Profit
                                                                              Sharing Plan
                                                                              Date Opened:

2.       ____     Joint Tenants with Right of Survivorship  8.       ____     As a Custodian for
                                                                              ____________________________________
                                                                              Under the Uniform Gift to Minors Act
                                                                              of the State of


3.       ____     Community Property                        9.       ____     Married with Separate Property

4.       ____     Tenants in Common                         10.      ____     Keogh

5.       ____     Corporation/Partnership/                  11.      ____     Tenants by the Entirety
                  Limited Liability Company

6.       ____     IRA



             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                   INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 9
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 10

                          EXECUTION BY NATURAL PERSONS


-------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

------------------------------------------                  ---------------------------------
Name (Please Print)                                         Name of Additional Purchaser

------------------------------------------                  ---------------------------------
Residence: Number and Street                                Address of Additional Purchaser

------------------------------------------                  ---------------------------------
City, State and Zip Code                                    City, State and Zip Code

------------------------------------------                  ---------------------------------
Social Security Number                                      Social Security Number

------------------------------------------                  ---------------------------------
(Signature)                                                 (Signature of Additional Purchaser)


       ACCEPTED this ___day of __________, 2002 on behalf of the Company.


                                                     By:
                                                        -----------------------
                                                          Name:
                                                          Title:
                                       10

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

                     (Corporation, Partnership, Trust, Etc.)

--------------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:
                                      -----------------------------------------

State of Principal Offices:
                           ----------------------------------------------------

Federal Taxpayer Identification Number:
                                       ----------------------------------------


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

[seal]

Attest:
       -------------------------------------        ---------------------------
         (If Entity is a Corporation)

                                                    ---------------------------
                                                    Address


         ACCEPTED this ___day of ____________, 2002.

                                                     PASHLETH INVESTMENTS LTD.

                                                     By:
                                                        -----------------------
                                                        Name:
                                                        Title:

                                    EXHIBIT A

                                ESCROW AGREEMENT


                                       12